UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019 (June 20, 2019)

L3 TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-37975	13-3937436
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LLL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on October 12, 2018, L3 Technologies, Inc. (“L3”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Harris Corporation, a Delaware corporation (“Harris”) and Leopard Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Harris, pursuant to which L3 and Harris have agreed, upon the terms and subject to the conditions set forth in the Merger Agreement, to effect an all-stock merger (the “Merger”). The consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including, among others, receipt of antitrust clearance, or the making of advisable filings, in the United States and certain other jurisdictions.

With respect to the United States, the consummation of the Merger is conditioned on the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). On November 9, 2018, L3 and Harris each filed a Notification and Report Form under the HSR Act (an “HSR Notification”) with the U.S. Federal Trade Commission and the U.S. Department of Justice (the “DOJ”).  Harris voluntarily withdrew its HSR Notification effective as of December 10, 2018 and re-filed its HSR Notification on December 11, 2018.

As part of the DOJ’s review of the Merger, L3 and Harris each received on January 10, 2019 a request for additional information and documentary materials (the “Second Request”) from the DOJ, which extended the waiting period under the HSR Act until 30 days after both L3 and Harris had complied with the Second Request or such later time as the parties agreed with the DOJ, unless the waiting period was terminated earlier.

On June 20, 2019, L3 and Harris entered into an agreement with the Department of Justice to hold separate and preserve Harris’ Night Vision business and refrain from taking any action that would jeopardize, delay, or impede the sale of the business (the “Hold Separate Stipulation and Order”).  Aside from the divestiture of Harris’ Night Vision business and associated Hold Separate Stipulation and Order and proposed final judgment, the Department of Justice is requiring no further remedies as a condition to allowing the Merger to close.

With respect to antitrust clearance in certain of the other jurisdictions, on June 20, 2019, the Canadian Competition Bureau issued a no action letter confirming that it will not challenge the Merger, subject to implementation of the Hold Separate Stipulation and Order and proposed final judgment and divestiture of Harris’ Night Vision business; and on June 21, 2019, the European Commission and the Turkish competition authority each cleared the Merger, subject to Harris’ commitments to divest its Night Vision business.

As a result of the foregoing and earlier developments related to receipt of antitrust clearance, or the making of advisable filings, in the United States and certain other jurisdictions, on June 21, 2019, L3 and Harris jointly issued a press release announcing that they have received the necessary regulatory approvals for the Merger and have set a closing date of June 29, 2019. The closing of the Merger remains subject to satisfaction of customary closing conditions.

Copies of the joint press release and the Hold Separate Stipulation and Order, with the proposed final judgment as Exhibit A thereto, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated by reference herein.

Harris previously announced that it had entered into a definitive agreement with Elbit Systems of America, LLC (“ESA”), a subsidiary of Elbit Systems Ltd., on April 5, 2019 under which Harris agreed to sell its Night Vision business to ESA for $350 million in cash, conditioned upon the completion of the Merger, regulatory approvals and customary closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT INDEX

The following exhibit is furnished herewith:

99.1	Joint press release of L3 and Harris dated June 21, 2019.

99.2	Hold Separate Stipulation and Order, with Proposed Final Judgment as Exhibit A, dated June 20, 2019.

Forward Looking Statements

Certain of the matters discussed in this Current Report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts may be forward-looking statements; words such as “may,” “will,” “should,” “likely,” “projects,” “guidance,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are used to identify forward-looking statements. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. L3 and Harris caution investors that these statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond L3’s and Harris’ control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In addition to factors previously disclosed in L3’s and Harris’ reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of L3 and Harris to terminate the definitive merger agreement between L3 and Harris or the right of one or both of Harris and Elbit to terminate the definitive agreement between them that provides for the night vision divestiture; the ability to satisfy the remaining outstanding closing conditions to the merger in a timely manner or at all; the ability to obtain regulatory approvals and satisfy other closing conditions to the night vision divestiture in a timely manner or at all; delay in closing the merger or the night vision divestiture; difficulties and delays in integrating the L3 and Harris businesses or fully realizing anticipated cost savings and  other benefits; and events beyond L3’s and Harris’ and Elbit’s control, such as acts of terrorism. The foregoing list of risks and uncertainties that could cause actual results to differ from those described in forward-looking statements is not exhaustive. Further information relating to factors that may impact the parties’ results and forward-looking statements are disclosed in their respective filings with the SEC.

These forward-looking statements speak only as of the date of this Current Report or as of the date they were made, and neither L3 nor Harris undertakes any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in L3’s and Harris’ Joint Proxy Statement/Prospectus that forms part of the Registration Statement on Form S-4 filed by Harris and the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in L3’s and Harris’ most recent reports on Form 10-K for the fiscal years ended December 31, 2018 and June 29, 2018, respectively, and any material updates to these factors contained in any of L3’s and Harris’ subsequent and future filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

	By:	/s/ Allen E. Danzig
		Name:	Allen E. Danzig
		Title:	Vice President, Assistant General Counsel and Assistant Secretary
Date: June 21, 2019